===============================================================================


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     ------------

                                      FORM 8-K
                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: JULY 16, 1998

                    SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       DELAWARE
                    (STATE OR OTHER JURISDICTION OF INCORPORATION)

              0-12771                                       95-3630868
      (COMMISSION FILE NUMBER)                          (I.R.S. EMPLOYER
                                                       IDENTIFICATION NO.)

                    10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                    (619) 546-6000
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


===============================================================================

                                      FORM 8-K

ITEM 5.   OTHER EVENTS.

     a) On July 10, 1998, the Board of Directors established the price of the Class A Common Stock of the Registrant at $54.90. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to five times the price of the Class A Common Stock.

          The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.

                                                                               "W" or          Price         Price
                                 "E" or        "W," or                        Weighted       Per Share      Per Share
                     Market   Stockholders      Shares         "P" or        Avg. Shares     of Class A    of Class B
      Date           Factor     Equity(1)    Outstanding(2)  Earnings(3)    Outstanding(4)  Common Stock  Common Stock
      ----           ------   ------------   --------------  -----------    -------------   ------------  ------------
April 11, 1997        2.40    527,459,000     52,682,394     63,680,000      52,308,789      $  26.55      $  132.75
July 11, 1997         2.70    559,284,000     53,556,198     67,459,000      52,695,291      $  30.01      $  150.05
October 10, 1997      3.20    583,211,000     54,369,492     70,701,000      53,229,203      $  34.78      $  173.90
January 9, 1998       3.60    663,811,000     55,148,817     71,804,000      53,993,996      $  39.13      $  195.65
April 10, 1998        3.90    754,778,000     57,511,742     84,794,000      54,889,045      $  47.22      $  236.10
July 10, 1998         3.90    889,231,000     60,638,881    101,956,000      55,934,116      $  54.90      $  274.50

(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of that fiscal quarter.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.


     b) On July 10, 1998, the Registrant's stockholders approved the 1998 Stock Option Plan described on page 39 of the Prospectus dated May 20, 1998, pursuant to which up to 8,500,000 shares of Class A Common Stock offered thereby may be sold. The stockholders also approved the 1998 Employee Stock Purchase Plan described on page 37 of the Prospectus dated May 20, 1998, pursuant to which 1,500,000 shares of Class A Common Stock offered thereby may be sold. See Prospectus dated May 20, 1998 -- "Employee Benefit Plans -- 1998 Stock Option Plan and 1998 Employee Stock Purchase Plan."

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)                       SCIENCE APPLICATIONS
                                   INTERNATIONAL CORPORATION

Date:   July 16, 1998              By:  /s/ PETER N. PAVLICS
                                      ----------------------------
                                        Peter N. Pavlics
                                   Its: Senior Vice President
                                        and Controller